As filed with the Securities and Exchange Commission on November 26, 2002
                                                    Registration No. 333-42197
______________________________________________________________________________



                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                          _______________________

                     POST-EFFECTIVE AMENDMENT NO. 1 TO
                                  FORM S-1
                           REGISTRATION STATEMENT
                                   UNDER
                         THE SECURITIES ACT OF 1933
                          _______________________


                       FIRST LINCOLN BANCSHARES INC.
______________________________________________________________________________
(Exact name of registrant as specified in its articles of incorporation)


          Delaware                     6036                     47-0807441
______________________________________________________________________________
(State or other jurisdiction of   (Primary Standard         (I.R.S. Employer
incorporation or organization)  Industrial Classifi-       Identification No.)
                                  cation Code Number)


                              1235 "N" Street
                          Lincoln, Nebraska 68508
                               (402) 475-0521
______________________________________________________________________________
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                            Gilbert G. Lundstrom
                   President and Chief Executive Officer
                              1235 "N" Street
                          Lincoln, Nebraska 68508
                               (402) 475-0521
______________________________________________________________________________
(Name, address, including zip code, and telephone number, including area code, of agent for service)


                                  Copy to:
                          Raymond A. Tiernan, Esq.
                          Philip Ross Bevan, Esq.
                          Hugh T. Wilkinson, Esq.
                   Elias, Matz, Tiernan & Herrick L.L.P.
                     734 15th Street, N.W., 12th Floor
                          Washington, D.C.  20005


                                  PART II



Deregistration of Common Stock
------------------------------


     The Registrant hereby deregisters 9,777,904 shares of common stock, par value $.01 per share ("Common Stock"), previously registered. The Registrant previously registered 9,777,904 shares of Common Stock which remained unsold after the termination of the Registrant's offering in 1998.







                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No.1 to the Form S-1 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the State of Nebraska on November 21, 2002.


                              First Lincoln Bancshares Inc.


                         By:  /s/ Gilbert G. Lundstrom
                              ---------------------------------
                              Gilbert G. Lundstrom, Chairman of the Board,
                              President, Chief Executive Officer and Director


     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


        Name                            Title                      Date
------------------------      -----------------------       -----------------


/s/ Gilbert G. Lundstrom      Chairman of the Board,         November 21, 2002
------------------------      President, Chief Executive
Gilbert G. Lundstrom          Officer and Director
                              (principal executive
                              officer)

/s/ Eugene B. Witkowicz       Executive Vice President,      November 21, 2002
-----------------------       Treasurer and Chief
Eugene B. Witkowicz           Financial Officer
                              (principal financial and
                              accounting officer)

/s/ Campbell R. McConnell*    Director                       November 21, 2002
-------------------------
Campbell R. McConnell


/s/ Joyce Person Pocras*      Director                       November 21, 2002
-----------------------
Joyce Person Pocras


/s/ LaVern F. Roschewski*     Director                       November 21, 2002
------------------------
LaVern F. Roschewski


/s/ Ann Lindley Spence*       Director                       November 21, 2002
----------------------
Ann Lindley Spence



____________
* By Gilbert G. Lundstrom pursuant to power of attorney.